NASDAQ: MLHR All Together Now Herman Miller Investor Day May 9, 2019 1

FORWARD LOOKING STATEMENTS This information contains forward-looking These statements do not guarantee future performance portfolio transformation, our ability to attract and retain statements within the meaning of Section 27A and involve certain risks, uncertainties, and assumptions key executives and other qualified employees, our ability of the Securities Act of 1933, as amended, and that are difficult to predict with regard to timing, extent, to continue to make product innovations, the success of Section 21E of the Securities Exchange Act, as likelihood, and degree of occurrence. These risks include, newly introduced products, our ability to serve all of our amended, that are based on management’s without limitation, the success of our growth strategy, our markets, possible acquisitions, divestitures or alliances, beliefs, assumptions, current expectations, success in initiatives aimed at achieving long-term profit our ability to integrate and benefit from acquisitions estimates, and projections about the office optimization goals, employment and general economic and investments, the pace and level of government furniture industry, the economy, and the company conditions, the pace of economic recovery in the U.S. and procurement, the outcome of pending litigation or itself. Words like “anticipates,” “believes,” in our International markets, the increase in white-collar governmental audits or investigations, political risk in the “confident,” “estimates,” “expects,” “forecasts,” employment, the willingness of customers to undertake markets we serve, and other risks identified in our filings likely,” “plans,” “projects,” “should,” variations of capital expenditures, the types of products purchased by with the Securities and Exchange Commission. such words, and similar expressions identify such customers, competitive-pricing pressures, the availability forward-looking statements. and pricing of raw materials, changes in global tariff Therefore, actual results and outcomes may materially regulations, our reliance on a limited number of suppliers, differ from what we express or forecast. Furthermore, our ability to expand globally given the risks associated Herman Miller, Inc. undertakes no obligation to update, with regulatory and legal compliance challenges and amend or clarify forward-looking statements. accompanying currency fluctuations, changes in future tax legislation or interpretation of current tax legislation, the ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers and the financial strength of our customers, our ability to locate new retail studios, negotiate favorable lease terms for new and existing locations and implement our studio 2

Company Snapshot Foundational Insights Strategic Priorities Financial Outlook 3

COMPANY SNAPSHOT Headquarters: FY18 Revenue: $2.38B Omni-Channel Zeeland, MI, USA FY18 Adj. Operating distribution model Founded: 1905 Income: $197M • Over 600 contract dealers in 109 countries Employees: ~8,000 • 37 retail studios • Multiple global e-commerce storefronts FY18 REVENUE MIX North America 54% Specialty 13% Retail 15% International 18% Broad product library across Herman Miller Group of Brands 4

Company Snapshot Foundational Insights Strategic Priorities Financial Outlook 5

FOUNDATIONAL INSIGHTS 6

FOUNDATIONAL INSIGHTS DIGITAL RISE OF DIRECT-TO-CONSUMER GROWING OPPORTUNITY IN GLOBAL DISRUPTION BUSINESS MODELS MARKETS & RETAIL BUSINESSES MATURE NA CHANGES IN WHERE TSI IMPERATIVE CONTRACT MARKET & HOW PEOPLE WORK 7

Company Snapshot Foundational Insights Strategic Priorities Financial Outlook 8

STRATEGIC PRIORITIES Our strategy is centered around four strategic priorities BUILD A CUSTOMER- UNLOCK THE POWER OF CENTRIC, DIGITALLY-ENABLED ONE HERMAN MILLER 1 2 BUSINESS MODEL REINFORCE OUR COMMITMENT ACCELERATE TO OUR PEOPLE, OUR PLANET, PROFITABLE GROWTH 3 4 & OUR COMMUNITIES 9

STRATEGIC PRIORITIES UNLOCK THE POWER OF ONE HERMAN MILLER OBJECTIVES: Build an agile, Simplify and tailor our Continue to lead in collaborative, go-to-market approach Product Innovation globally-connected across all businesses organization fit for continuous evolution 10

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER Objective: Build an agile, collaborative, globally-connected organization fit for continuous evolution Making structural changes that To: take us from: WORKING WITHIN SILOS COLLABORATION DUPLICATION OF WORK FEWER REDUNDANT EFFORTS REGIONAL CONNECTIVITY GLOBAL CONNECTIVITY STRUCTURE THAT ADAPTS AS MARKET STRUCTURE THAT IS STATIC REALITIES EVOLVE CLEAR DECISION RIGHTS THAT ENABLE TOP-DOWN DECISION MAKING SPEED & ACCOUNTABILITY 11

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER Objective: Simplify and tailor our go-to-market approach From NORTH AMERICA (LEGACY) SPECIALTY OFFICE HEALTHCARE EDUCATION GEIGER NEMSCHOFF COLLECTION MAHARAM To NORTH AMERICA (NEW STRUCTURE*) *The Company is in the process of evaluating the impact of this change on its reportable operating segments and goodwill reporting units. 12

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER Objective: Simplify and tailor our go-to-market approach Herman Miller Group 13

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER Objective: Continue to lead in Product Innovation across all businesses Our Evolving Product Offer FIVE YEARS AGO TODAY Maharam Geiger Maharam Nemschoff Geiger Nemschoff Premium Premium Maars naughtone Herman Miller DWR Herman Miller CBS CBS HAY Entry Level Entry Level Commercial “Resimercial” Residential Commercial “Resimercial” Residential 14

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER All Together Now – Salone del Mobile, Milan 15

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER All Together Now – Salone del Mobile, Milan 16

STRATEGIC PRIORITIES BUILD A CUSTOMER-CENTRIC, DIGITALLY-ENABLED BUSINESS MODEL OBJECTIVES: Leverage deep Drive step-change in Strengthen our core understanding of our data, analytics, technology backbone customer journeys marketing, and brand to deliver inspired capabilities products and frictionless customer experiences 17

STRATEGIC PRIORITIES: BUILD A CUSTOMER-CENTRIC, DIGITALLY-ENABLED BUSINESS MODEL Objective: Leverage deep understanding of customer journeys to deliver inspired products and frictionless customer experiences Foster end-to-end Create a seamless and engagement personalized experience Tend to the customer throughout Simplify and tailor every interaction the entire lifecycle (before, during, with the customer and after purchase) Be customer-led in Build targeted, socially- design & development activated brands Spot trends early and co-create Use social media and other digital products, services, offerings tools to zero in on an audience 18

STRATEGIC PRIORITIES: BUILD A CUSTOMER-CENTRIC, DIGITALLY-ENABLED BUSINESS MODEL Objective: Drive step-change in our data, analytics, marketing, and brand capabilities Bolster data analytics and digital marketing capabilities • Starts with addressing capability gaps (e.g. data science) • Personalization also a big focus area • Piloting new technologies like AR/VR Drive B2C & B2B e-commerce growth • Already achieving double-digit growth, but still see tremendous upside • Clear opportunity to address omni-channel friction points • International e-commerce significantly underpenetrated today 19

STRATEGIC PRIORITIES: BUILD A CUSTOMER-CENTRIC, DIGITALLY-ENABLED BUSINESS MODEL Objective: Strengthen our core technology backbone Deepen our focus on • Talent that can drive growth (vs. enable) • Digital and business leaders (vs. technical leaders) • Building new capabilities • Agility • Key digital platforms that align to our growth initiatives “This tool will allow us to translate a vision more efficiently and effectively.” –Dealer designer 20

STRATEGIC PRIORITIES ACCELERATE PROFITABLE GROWTH OBJECTIVES: Strengthen & evolve Drive outsized growth Expand our the core Contract in International Retail business business 21

STRATEGIC PRIORITIES: ACCELERATE PROFITABLE GROWTH North America Overview 5 Year CAGR: 3.5% (3.8% organic) $1,564 $1,575 $1,590 $1,462 $1,422 $294 $298 $305 $1,334 $279 $286 $182 $1,269 $1,277 $1,284 $1,152 $1,143 $1,176 NORTH AMERICA SPECIALTY 22

STRATEGIC PRIORITIESPRIORITIES: ACCELERATE PROFITABLE GROWTH Objective: Strengthen & evolve the core Contract business Go-to-market Alignment Digital Tools New Products Profit Improvement 23

STRATEGIC PRIORITIES: ACCELERATE PROFITABLE GROWTH International Overview 5 Year CAGR: 3% (8% organic) $435 $410 $413 $377 $392 $385 24

STRATEGIC PRIORITIES: ACCELERATE PROFITABLE GROWTH Objective: Drive outsized growth in International Expand Dealer Enter New Grow Ancillary Align Global Execute Profitability Distribution Product Categories Accounts Team Improvement Initiatives 25

STRATEGIC PRIORITIES: ACCELERATE PROFITABLE GROWTH Retail Overview 5 Year CAGR: 41% (21% organic) $357 $318 $289 $271 $64 $68 26

STRATEGIC PRIORITIES: ACCELERATE PROFITABLE GROWTH Objective: Expand our Retail business Capability Delivery Experience Global Retail Profitability Improvement Initiatives 27

STRATEGIC PRIORITIES: ACCELERATE PROFITABLE GROWTH Design Within Reach Studio Transformation DWR Nashville DWR Larkspur image © Alfred Yan 28

STRATEGIC PRIORITIES: ACCELERATE PROFITABLE GROWTH Launch HAY in North America HAY Portland 29

STRATEGIC PRIORITIES REINFORCE OUR COMMITMENT TO OUR PEOPLE, OUR PLANET, & OUR COMMUNITIES OBJECTIVES: Build, develop, and Shape an inclusive and Elevate our Total retain and world-class diverse work force Societal Impact talent (Better World) Commitment 30

STRATEGIC PRIORITIES Creating A Better World “A business is rightly judged by its products Sustainability and services, but it must also face scrutiny Sustainability Leader for the Last Fourteen Years in the RobecoSAM Sustainability Yearbook as to its humanity.” - D.J. De Pree, Herman Miller Founder Spring Lake manufacturing operation powered 100% by renewable energy through Constellation Offsite Renewable program 27,000 tons of products diverted from landfills since 2009 through rePurpose program Inclusivity & Diversity Twelve Consecutive Perfect Scores in Human Rights Campaign Foundation’s Corporate Equality Index 2018 Corporation of the Year in the Commercial sector (and 12 of the last 14 years) by the Michigan Minority Supplier Development Council Wellness Recognized six years in a row as one of Michigan’s Best and Brightest in Wellness by the National Association for Business Resources Community Impact: Herman Miller Cares 8,000 at-risk children served in over 31 cities through We Care holiday program in partnership with Boys and Girls Club of America 31

Company Snapshot Foundational Insights Strategic Priorities Financial Outlook 32

FINANCIAL OUTLOOK Strong track record of financial performance • Organic revenue growth of 6% at a premium to North America Contract industry growth of 3% • Robust EPS growth over past 5 years • Healthy free cash flow generation Revenue Adjusted EPS Adj. Free Cash Flow(1) ($ billions) ($ millions) ($ millions) $2.5 $2.4 $2.5 $2.30 $150 $2.3 $2.3 $2.17 $2.16 $2.1 $1.9 $125 $1.8 $1.82 $1.68 $115 $1.47 $104 $98 $96 $1.5 $1.5 $100 $86 $.5 $.5 $50 FY13 FY14 FY15 FY16 FY17 FY18 FY13 FY14 FY15 FY16 FY17 FY18 FY13 FY14 FY15 FY16 FY17 FY18 (1) Cash flow from operations less CAPEX plus domestic pension contributions 33

FINANCIAL OUTLOOK Disciplined capital allocation approach focused on value creation STRONG & FLEXIBLE CAPITAL RETURNS SUPPORT GROWTH TARGETED M&A BALANCE SHEET TO SHAREHOLDERS ($ millions) Investments in Design Within Q3 FY19 ($ millions) R&D CAPEX Reach, naughtone, HAY, and Cash $114M DIVIDENDS SHARE REPURCHASE $150 Maars Living Walls totaling L/T Debt $282M $100 $62 $59 $243M in past 5 years. Leverage Ratio 1.0x $42 $57 $57 Revolver Availability $165M $54 $39 $100 $85 $87 $50 $35 $71 $47 $64 $30 $33 $41 $24 $4 $0 $0 $13 $14 FY14 FY15 FY16 FY17 FY18 FY14 FY15 FY16 FY17 FY18 Average annual return on invested capital of 21% over past 5 years 34

FINANCIAL OUTLOOK Focused acquisition and partnership strategy F Y10 FY12 FY13 FY15 FY16 FY19 Strategic Rationale Audience Channel Geography Product 35

FINANCIAL OUTLOOK Supportive economic backdrop US Architectural AIA Consensus BIFMA (2) Billings Index Office Construction Order Growth(1) > 50 Forecast(2) +5.4% CY18 11 out of last +5.1% CY19 12 months US Tax Reform • Job creation US Housing Starts(3) • Lower tax rates +5.7% CY20 • Cash repatriation • Immediate deduction of capital investment (1) BIFMA (January 2019) (2) American Institute of Architects (March 2019) (3) National Association of Realtors (March 2019) 36

FINANCIAL OUTLOOK Opportunity for continued above-average revenue performance over the next three to five years Revenue Core Contract Industry 2-3% New Products and Initiatives 1-2% Retail Growth 1-2% Estimated Annual Organic Revenue Growth 4-7% Targeted Acquisitions 2-3% Estimated Annual Revenue Growth Including Acquisitions 6-10% 37

FINANCIAL OUTLOOK Operating income growth of 2x to 2.5x the rate of organic revenue growth Structurally higher operating margins driven by: • Growth in high margin product categories • Digital transformation • Retail growth and optimization • Scale advantages • Profit improvement initiatives 38

FINANCIAL OUTLOOK Our Compelling Story 1 2 3 4 Distinct Capabilities Clear strategic priorities Strong track record of financial performance and compelling outlook 39

Questions? 40

Appendix 41

FOUNDATIONAL INSIGHTS SHAPING CONTEXT DIGITAL DTC INT’L + RETAIL GROWTH MATURE NA MARKET ANCILLARY TSI IMPERATIVE SOURCES OF COMPETITIVE ADVANTAGE PRODUCT LIBRARY INNOVATION & DESIGN OUR PEOPLE GLOBAL SCALE OMNICHANNEL REACH VISION Inspiring designs to help people do great things. REINFORCE OUR COMMITMENT TO UNLOCK THE POWER OF BUILD A CUSTOMER-CENTRIC, ACCELERATE PROFITABLE GROWTH OUR PEOPLE, OUR PLANET, AND STRATEGIC PRIORITIES ONE HERMAN MILLER DIGITALLY-ENABLED BUSINESS MODEL OUR COMMUNITIES • Build an agile, collaborative, globally- • Leverage deep understanding of • Strengthen and evolve the core • Build, develop, and retain connected organization fit for customer journeys to deliver inspired contract business world-class talent continuous evolution products and frictionless customer • Drive outsized growth in International • Shape an inclusive and diverse experiences • Simplify and tailor our go-to-market work force • Expand our retail business OBJECTIVES approach • Drive step-change in our data, • Elevate our Total Societal Impact analytics, marketing, and brand • Continue to lead in Product Innovation (Better World) commitment capabilities across all businesses • Strengthen our core technology backbone DRIVERS OF SHAREHOLDER SUSTAINABLE & DIVERSIFIED HIGH-PERFORMANCE, OPERATING MARGIN EXPANSION INDUSTRY LEADER IN TOTAL SOCIETAL42 IMPACT VALUE CREATION REVENUE GROWTH CUSTOMER-CENTRIC CULTURE

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES This presentation contains Organic Sales Growth, These non-GAAP financial measures are not measures Adjusted Operating Income, and Adjusted Earnings of financial performance under GAAP and should not Per Share, all of which constitute non-GAAP financial be considered alternatives to GAAP. Non-GAAP financial measures. Each of these financial measures is measures have limitations as analytical tools and calculated by excluding items the Company believes should not be considered in isolation or as a substitute are not indicative of its ongoing operating performance. for analysis of the Company’s results as reported under The Company presents these non-GAAP financial GAAP. In addition, you should be aware that in the measures because it considers them to be important future the Company may incur expenses similar to supplemental indicators of financial performance the adjustments presented. and believes them to be useful in analyzing ongoing results from operations. 43

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES Organic Sales Growth (Decline) by Reportable Segment ($ Millions); (unaudited) North America International Specialty Retail Total 2013 2018 2013 2018 2013 2018 2013 2018 2013 2018 Sales, as reported $ 1,151.6 $ 1,284.4 $ 377.3 $ 434.5 $ 182.0 $ 305.4 $ 64.0 $ 356.9 $ 1,774.9 $ 2,381.2 Proforma Adjustments - Dealer Divestitures (68.8) (18.2) (24.0) - - - - - (92.8) (18.2) Cumulative foreign exchange - 46.6 - 94.1 - 1.9 - 2.4 - 145.0 Acquisition - base year - - (10.0) (107.5) - (194.3) (10.0) (301.8) Sales, pro forma $ 1,082.8 $ 1,312.8 $ 353.3 $ 528.6 $ 172.0 $ 199.8 $ 64.0 $ 165.0 $ 1,672.1 $ 2,206.2 Compound Annual Growth Rate, as reported 2.2% 2.9% 10.9% 41.0% 6.1% Compound Annual Growth Rate, pro forma 3.9% 8.4% 3.0% 20.9% 5.7% 44

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES Adjusted Operating Income by Reportable Segment ($ Millions); (unaudited) FY18 Consolidated North America Specialty International Retail Corporate Operating Earnings $ 177.5 $ 166.3 $ 8.9 $ 35.5 $ 13.9 $ (47.1) Add: Restructuring/Impairment Expenses 5.7 1.8 3.9 Add: Special Charges 13.8 2.5 11.3 Adjusted Operating Income $ 197.0 $ 168.1 $ 8.9 $ 41.9 $ 13.9 $ (35.8) Revenue $ 2,381.2 $ 1,284.4 $ 305.4 $ 434.5 $ 356.9 Adjusted Operating Margin 8.3% 13.1% 2.9% 9.6% 3.9% 45

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES Adjusted Earnings per Share ($ Millions); (unaudited) FY13 FY14 FY15 FY16 FY17 FY18 Earnings per Share – Diluted $ 1.16 $ (0.37) $ 1.62 $ 2.26 $ 2.05 $ 2.12 Add: Acquisition-related Adjustments $ 0.01 $ 0.10 Add: Legacy Pension Expenses $ 0.30 $ 1.76 Add: Other Special Charges $ 0.16 Add: Restructuring/Impairment Expenses $ 0.01 $ 0.32 $ 0.17 $ 0.13 $ 0.07 Less: Tax Impact $ (0.07) $ (0.05) Less: POSH Contingent Consideration $ (0.04) Less: Non-recurring Gain $ (0.09) $ (0.02) Adjusted Earnings per Share – Diluted $ 1.47 $ 1.68 $ 1.82 $ 2.17 $ 2.16 $ 2.30 46